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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 2003


                        Mattress Discounters Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      333-95945             52-1710722
----------------------------          -------------       ----------------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
     of Incorporation)                 File Number)        Identification No.)

           9822 Fallard Court
           Upper Marlboro, MD                               20772
-----------------------------------------      ---------------------------------
(Address of Principal Executive Offices)                  (Zip Code)


               Registrant's telephone number, including area code
                                 (301) 856-6755





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Item 5. OTHER EVENTS.

     As previously reported in the Current Report on Form 8-K filed by Mattress Discounters Corporation (the "Registrant") with the Securities and Exchange Commission (the "SEC") on October 28, 2002, the Registrant, along with its operating subsidiary T.J.B., Inc., filed a voluntary joint petition on October 23, 2002 with the U.S. Bankruptcy Court for the District of Maryland (Greenbelt Division) (the "Bankruptcy Court") for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code"). This case is being administered under the docket for In re: Mattress Discounters Corporation, Case No. 02-22330. The Registrant and T.J.B., Inc. (collectively, the "Debtors") are operating their businesses and managing their property as debtors in possession under the Bankruptcy Code.

     The Registrant historically reported, through the three and six month periods ended June 29, 2002, its operating results and financial statements on a consolidated basis. These public reports are available through the SEC and other sources. Under applicable bankruptcy law, the Registrant is now required to file monthly with the United States Trustee various materials, including certain financial information. This information includes statements, schedules and monthly operating reports in forms prescribed by federal bankruptcy law and the United States Trustee's Office Region 4 Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines"). As announced by the Company on November 12, 2002, the Company plans to file such monthly operating reports under cover of Form 8-K in lieu of filing quarterly reports on Form 10-Q or Annual Reports on Form 10-K.

     Accordingly, on January 21, 2003, the Debtors filed with the United States Trustee the monthly operating reports for the period November 24, 2002 to December 28, 2002 attached hereto as Exhibit 99.1. Copies of Exhibits A-F referenced in Form 5 have not been filed herewith, but will be furnished by the Registrant upon request and without cost to any stockholder or debtholder of the Registrant.

     The Registrant cautions that the monthly operating report and referenced attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the Guidelines and have not been prepared in accordance with the rules and regulations of the SEC. While these materials accurately provide then-current information required under federal bankruptcy law and the Guidelines, they are nonetheless unaudited, and are prepared in a format different from that used in the Registrant's consolidated financial statements filed with the SEC under the federal securities laws. Accordingly, the Registrant believes the substance and format of these materials do not allow meaningful comparison with the Registrant's previously publicly-disclosed consolidated financial statements. The materials filed with the United States Trustee are not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Registrant or any of its subsidiaries, or for comparison with the other financial information filed by the Registrant or its subsidiaries with the SEC.

     The Registrant cautions that the consolidated financial information included in the monthly operating report has been prepared by management of the Debtors without audit or review by independent accountants, who do not express an opinion thereon. The results of

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operations for the periods presented in the monthly operating report are not necessarily indicative of the results that may be expected for a full year. This financial information is subject to year-end audit adjustments as well as other adjustments related to the Debtors' filing for protection under the Bankruptcy Code and these adjustments could be material. This financial information should be read in conjunction with the consolidated financial statements and accompanying notes included in the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 29, 2001, the Registrant's Quarterly Reports on Form 10-Q for the quarters ended March 30, 2002 and June 29, 2002, the Registrant's previous Monthly Operating Reports filed on Form 8-K and the Registrant's other periodic reports filed with the SEC from time to time.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

   Exhibit No.        Description
   -----------        -----------
       99.1*          Debtors' Monthly Operating Reports, filed with the United
                      States Trustee on January 21, 2003.


---------------
       *    Filed herewith

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 22, 2003                    MATTRESS DISCOUNTERS CORPORATION

                                           By:  /s/ Rick Frier
                                                ---------------------------
                                           Name:  Rick Frier
                                           Title: Chief Financial Officer

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                                  EXHIBIT INDEX

The following exhibits are hereby filed as part of this Form 8-K:

   Exhibit No.        Description
   -----------        -----------
       99.1*          Debtors' Monthly Operating Reports, filed with the United
                      States Trustee on January 21, 2003.


       *  Filed herewith

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